Putnam Prime
Money Market
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. Furthermore, on page 14, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam Prime Money Market Fund's class I shares returned 1.04%.

 * The fund's benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 1.06% for the same period.

 * The average return for the fund's Lipper category, Institutional Money Market Funds, was 0.88%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The Federal Reserve Board's (the Fed's) ongoing increases in short-term interest rates during the first half of Putnam Prime Money Market Fund's fiscal year produced higher yields across the entire spectrum of money market securities. Our effort to capture these rising yields by reducing the fund's average days to maturity was successful. By shifting the focus of the fund from fixed-rate to floating-rate money market securities, which reset in accordance with changes in short-term interest rates, we made the portfolio more sensitive to the rise in interest rates and were able to boost its earning potential. Consequently, the fund's 7-day yield climbed more than a full percentage point from 1.53% on September 30, 2004, to 2.61% by March 31, 2005. The fund's total return at net asset value was in line with the average return for its Lipper category and the return of its benchmark, the Merrill Lynch 91-Day Treasury Bill Index, which is composed solely of short-maturity U.S. Treasury bills.


-------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
-------------------------------------------------------
Class I
(inception 5/6/04)                                 NAV
-------------------------------------------------------
6 months                                          1.04%
-------------------------------------------------------
Life of fund
Cumulative return                                 1.53
-------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------
Current 7-day yield
(with expense limitation)                         2.61
-------------------------------------------------------
Current 7-day yield
(without expense
limitation)                                       2.52
-------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. Returns at NAV do not reflect a sales charge. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, the fund limited expenses, without which returns and yields would be lower. Yield more closely reflects current performance than total return.

FUND PROFILE

By emphasizing high-quality short-term fixed-income securities, Putnam Prime Money Market Fund seeks to protect principal by seeking to maintain a constant $1.00 share price. The fund may be appropriate for institutional investors seeking current income consistent with capital preservation and liquidity of assets.


Market overview

During the first half of the fund's fiscal year, the U.S. economy continued to expand at a moderate rate, supported by respectable corporate earnings and an improving employment picture. However, concerns about the long-term impact of higher oil prices and interest rates preoccupied investors, as the Fed continued to assess the impact of its rate increases on the direction of economic growth and earnings.

Given the stronger economy, the Fed's focus has gradually shifted from adjusting interest-rate policy to generating a self-sustaining recovery to, most recently, attempting to contain inflation. During the six months ended March 31, 2005, the Fed raised short-term interest rates four times in quarter-point (0.25%) increments to increase the federal funds rate, the rate banks charge each other for overnight loans, from 1.75% to 2.75%. The stated goal of this gradual approach has been to avoid any aggressive credit tightening that could derail the expansion.

According to iMoneyNet's March 2005 issue, taxable money market assets stood at $1.549 trillion on March 29. At the beginning of the fiscal year on October 1, 2004, taxable money market assets were $1.586 billion and peaked at $1.598 billion on December 29, 2004, for the six-month period under review. As we expected, taxable money market fund outflows have moderated as money market investments have become more attractive in light of the higher interest-rate environment.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lipper Institutional Money Market Funds category average                0.88%
-------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index (short-maturity
U.S. Treasury bills)                                                    1.06%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  5.70%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               7.71%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               8.00%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

As the Fed has continued to nudge short-term interest rates back to more neutral levels, we've been pursuing a strategy designed to increase the fund's income stream commensurate with the rise in interest rates. We maintained the fund's exposure to floating-rate money-market securities while increasing the fund's percentage of holdings in commercial paper. Floating-rate notes are more responsive to changes in interest rates as these securities are tied to market indexes that reset on a periodic basis. We purchased commercial paper, primarily in the 90-day maturity range, allowing the fund to lock in expected increases in the federal funds rate.

Our strategy had the intended effect of lowering the portfolio's average days to maturity, a measure of its sensitivity to changes in interest rates, from 48 days on September 30, 2004, to 43 days on March 31, 2005.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                              as of 9/30/04          as of 3/31/05

Domestic money
market instruments
(exclusive of
U.S. government
obligations)                      55.0%                  49.6%

Foreign money
market instruments                33.1%                  41.9%

Repurchase
agreements                         2.2%                   5.2%

U.S. government
obligations                        9.7%                   3.3%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

Our goal to make the fund more responsive to rising interest rates was primarily accomplished through investments in the multi-billion dollar commercial paper market, which is a substantial source of short-term funding. Holdings such as Amstel Funding, Park Granada, and CAFCO, which are asset-backed commercial paper programs, exemplify this strategy. The paper, or short-term unsecured promissory notes, issued by these solid entities is collateralized by portfolios of high-quality financial assets. We believe the strength of the supporting assets, coupled with additional structural protections, such as bank liquidity support, makes these notes appropriate investments for the fund.

One of the portfolio's largest issuers, Goldman Sachs Group, is a global investment banking and securities firm with a pre-eminent franchise in mergers and acquisitions (M&A), advisory services, and equity underwriting. Goldman has experienced strong net revenues from underwriting and M&A advisory services as a result of the firming economic activity and an upswing in investment-banking activity.
Furthermore, the measured pace of interest-rate increases by the Fed have helped keep the company's fixed-income revenues firm.

The fund's investments in U.S. dollar-denominated debt of foreign issuers also increased during the reporting period. Swedbank, a large Swedish bank whose mortgage arm, Spintab, is among the fund's holdings, is enjoying healthy levels of profitability and stable overall financials as a result of its leading domestic retail banking franchise. The fund also holds a position in an asset-backed commercial paper conduit, Tulip Funding, which is administered by ABN AMRO, a Netherlands-based bank with an internationally diversified business mix. Over the six-month period, the fund's investments in these and other foreign holdings increased from 33.1% on September 30, 2004, to 41.9% on March 31, 2005.


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PERFORMANCE COMPARISONS (3/31/05)
--------------------------------------------------------------------------
                                                           Current return*
--------------------------------------------------------------------------
Regular savings account                                         0.50%
--------------------------------------------------------------------------
Taxable money market fund 7-day yield                           2.13
--------------------------------------------------------------------------
3-month certificate of deposit                                  2.97
--------------------------------------------------------------------------
Putnam Prime Money Market Fund (7-day yield)
--------------------------------------------------------------------------
Class I                                                         2.61
--------------------------------------------------------------------------
Class S                                                         2.51
--------------------------------------------------------------------------
Class A                                                         2.36
--------------------------------------------------------------------------
Class R                                                         2.11
--------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

During the period, the fund limited expenses, without which yields would have been lower.

* Sources: Bank of America (regular savings account), imoneynet's Money Fund Report (taxable money market fund compound 7-day yield), and the Federal Reserve Board of Governors (3-month CDs).

U.S. government-sponsored enterprises (GSEs) continued to be an important component of the portfolio over the course of the reporting period. However, we have been reducing the fund's weighting in these securities as we have begun to find better values in the corporate market. The fund's investments in these U.S. government agency notes fell from 9.7% on September 30, 2004, to 3.3% on March 31, 2005. The GSEs as a group -- which include the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac), the Federal Home Loan Bank System, and the Federal Farm Credit System -- will likely undergo some regulatory reform over the next six to twelve months. While the scope of the changes is uncertain, we believe the general reform themes are likely to embody greater financial strength and soundness as well as enhanced focus on core business initiatives.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Perhaps the single biggest surprise for financial markets in 2004 was that long-term interest rates generally held steady rather than rise. As a result, bond markets confounded forecasts and actually posted gains last year. But if one anticipates, as we do, that economic expansion will continue at a more moderate but still-solid clip in 2005, then it appears that long-term rates are highly unlikely to remain stuck in 2004's low range. We believe that, in contrast to last year's prevailing market sentiment, investors today aren't fearful of the Fed; expectations of only mild, gradual monetary tightening are reflected in market interest rates. We do not expect to see a benefit in 2005 from an unwinding of excessive concerns about aggressive Fed rate hike, as there was in 2004.

With our expectation of moderate economic growth and modest, gradual Fed tightening, our investment decisions will continue to revolve around strategies designed to keep the portfolio responsive to rising interest rates and accruing the incremental income that comes with holding shorter-maturity money market instruments. Independent credit analysis and our commitment to the highest-quality money-market-eligible securities will continue to shape those investment decisions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


Your fund's management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $370,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Member have not changed since the fund's inception on May 6, 2004.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
------------------------------------------------------------------------
                              Class I    Class S    Class A    Class R
------------------------------------------------------------------------
                               NAV        NAV        NAV        NAV
------------------------------------------------------------------------
6 months                      1.04%      0.99%      0.91%      0.79%
------------------------------------------------------------------------
Life of fund
Cumulative return
(since 5/6/04)                1.53       1.43       1.30       1.07
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
7-day yield
(with expense
limitations)                  2.61       2.51       2.36       2.11
------------------------------------------------------------------------
7-day yield
(without expense
limitations)                  2.52       2.42       2.27       2.02
------------------------------------------------------------------------
30-day yield
(with expense
limitations)                  2.53       2.43       2.28       2.03
------------------------------------------------------------------------
30-day yield
(without expense
limitations)                  2.44       2.34       2.19       1.94
------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge or contingent deferred sales charge.

During the period, the fund limited expenses, without which returns and yields would have been lower.

The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
---------------------------------------------------------------------
                         Merrill Lynch
                             91-Day           Lipper Institutional
                         Treasury Bill        Money Market Funds
                             Index             category average*
---------------------------------------------------------------------
6 months                     1.06%                   0.88%
---------------------------------------------------------------------
Life of fund
(since 5/6/04)               1.56                    1.26
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and life-of-fund periods ended 3/31/05, there were 301 and 297 funds, respectively, in this Lipper category.


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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
----------------------------------------------------------------------------
                           Class I      Class S      Class A      Class R
----------------------------------------------------------------------------
Distributions (number)          6            6            6            6
----------------------------------------------------------------------------
Income                     $0.010349    $0.009846    $0.009118    $0.007911
----------------------------------------------------------------------------
Total                      $0.010349    $0.009846    $0.009118    $0.007911
----------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Prime Money Market Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
-----------------------------------------------------------------------------
                                    Class I    Class S    Class A    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*             $0.90      $1.40      $2.15      $3.40
-----------------------------------------------------------------------------
Ending value (after expenses)     $1,010.40  $1,009.90  $1,009.10  $1,007.90
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


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HOW TO CALCULATE THE EXPENSES YOU PAID
-------------------------------------------------------------------------------
                                                                       Total
Value of your                                Expenses paid             expenses
investment on 10/1/04  [DIV]    $1,000   X    per $1,000             = paid
-------------------------------------------------------------------------------

Example Based on a $10,000 investment in class I shares of your fund.
-------------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $0.90 (see table above)  = $9.00
-------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
-----------------------------------------------------------------------------
                                Class I    Class S    Class A    Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*         $0.91      $1.41      $2.17      $3.43
-----------------------------------------------------------------------------
Ending value (after expenses) $1,024.03  $1,023.54  $1,022.79  $1,021.54
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                               Class I    Class S    Class A    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                    0.18%      0.28%      0.43%      0.68%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+     0.37%      0.47%      0.62%      0.87%
-----------------------------------------------------------------------------

+ Simple average of the expenses of all funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Class I shares are not subject to an initial sales charge or charge on redemption, and do not carry a 12b-1 fee.

Class S shares are not subject to an initial sales charge or sales charge on redemption, but carry a 12b-1 fee.

Class A shares are not subject to an initial sales charge or sales charge on redemption, but carry a higher 12b-1 fee than class S shares.

Class R shares are not subject to an initial sales charge or sales charge on redemption but carry a higher 12b-1 fee than class A and class S shares.

Shares of this fund, regardless of class, are not exchangeable into shares of any other Putnam fund.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lipper Institutional Money Market Funds category average is an arithmetic average of the total return of all Lipper Institutional Money Market Funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Commercial paper (70.0%) (a)                         Maturity
Principal amount                                     date                 Value

Domestic (41.8%)
-------------------------------------------------------------------------------
   $20,000,000 Amstel Funding Corp. 2.901s           6/7/05         $19,892,800
    20,000,000 Amstel Funding Corp. 2.765s           5/23/05         19,919,688
     6,745,000 Amstel Funding Corp. 2.494s           4/25/05          6,733,623
    30,000,000 Amstel Funding Corp. 2.487s           4/11/05         29,978,833
    11,267,000 Atlantic Asset Securitization Corp.
               2.901s                                6/6/05          11,207,510
    21,000,000 Atlantic Asset Securitization Corp.
               2.813s                                4/13/05         20,980,330
    32,000,000 Atlantic Asset Securitization Corp.
               2.737s                                4/12/05         31,973,307
    28,000,000 Bank of America Corp. 3.13s           8/12/05         27,680,357
    31,000,000 Bank of America Corp. 2.921s          6/9/05          30,827,692
    23,000,000 Bank of America Corp. 2.735s          5/24/05         22,906,882
    27,000,000 Bank of America Corp. 2.57s           4/14/05         26,974,455
    27,000,000 Bear Stearns Cos. 2.932s              6/9/05          26,849,407
    20,000,000 CAFCO, LLC 2.676s                     5/10/05         19,941,500
    12,000,000 CAFCO, LLC 2.666s                     4/28/05         11,975,700
    28,000,000 CAFCO, LLC 2.64s                      5/2/05          27,935,623
    15,325,000 CAFCO, LLC 2.558s                     4/7/05          15,318,308
    30,000,000 CAFCO, LLC 2.487s                     4/6/05          29,989,375
    10,000,000 CAFCO, LLC 2.446s                     4/5/05           9,997,211
    20,255,000 CIESCO, LLC 2.67s                     5/2/05          20,207,907
    25,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.946s                       5/17/05         24,906,443
    40,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.914s                       5/20/05         39,842,111
    15,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.763s                       5/5/05          14,961,042
    22,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.542s                       4/4/05          21,995,215
    23,000,000 CRC Funding, LLC 2.702s               5/5/05          22,940,698
    20,000,000 CRC Funding, LLC 2.701s               5/17/05         19,930,489
    24,750,000 CRC Funding, LLC 2.693s               5/13/05         24,671,604
    40,000,000 CRC Funding, LLC 2.655s               5/9/05          39,886,844
    20,000,000 Curzon Funding, LLC 2.844s            4/20/05         19,970,022
    41,000,000 Curzon Funding, LLC 2.828s            4/28/05         40,913,285
    32,000,000 CXC, LLC 2.739s                       4/18/05         31,958,747
    25,000,000 CXC, LLC 2.678s                       4/12/05         24,979,604
    35,000,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 3.023s                    6/21/05         34,763,750
    34,700,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 2.983s                    6/16/05         34,483,164
    27,500,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 2.56s                     4/8/05          27,485,990
    30,000,000 General Electric Capital Corp.
               3.023s                                6/24/05         29,790,000
    21,000,000 General Electric Capital Corp.
               3.023s                                6/22/05         20,856,500
    25,000,000 General Electric Capital Corp.
               2.721s                                5/18/05         24,910,569
    35,000,000 General Electric Capital Corp.
               2.677s                                5/11/05         34,895,000
    40,000,000 Govco, Inc. 2.782s                    5/5/05          39,895,356
    28,000,000 Govco, Inc. 2.731s                    5/18/05         27,899,472
    15,000,000 Govco, Inc. 2.589s                    4/25/05         14,973,750
    20,000,000 Govco, Inc. 2.548s                    4/7/05          19,991,300
    30,000,000 International Lease Finance Corp.
               2.61s                                 4/27/05         29,942,692
    26,492,000 Jupiter Securitization Corp. 2.585s   4/11/05         26,472,573
     6,337,000 Morgan Stanley Dean Witter & Co.
               2.973s                                8/15/05          6,266,378
    40,000,000 NATC California, LLC (Chase
               Manhattan Bank  Letter of Credit
               (LOC)) 2.579s                         4/21/05         39,941,778
    30,000,000 NATC California, LLC (Chase
               Manhattan Bank  (LOC) 2.578s          4/20/05         29,958,517
    82,655,000 Park Granada, LLC 2.987s              4/1/05          82,655,000
    21,500,000 Park Granada, LLC 2.636s              4/19/05         21,471,190
    38,490,000 Sheffield Receivables Corp. 2.737s    4/12/05         38,457,893
    24,692,000 Sheffield Receivables Corp. 2.594s    4/26/05         24,646,903
    15,116,000 Thunder Bay Funding, Inc. 2.952s      6/14/05         15,024,960
                                                                 --------------
                                                                  1,363,029,347

Foreign (28.2%)
-------------------------------------------------------------------------------
    10,168,000 Atlantis One Funding Corp. 3.263s
               (Netherlands)                         9/19/05         10,012,963
    29,000,000 Atlantis One Funding Corp. 3.012s
               (Netherlands)                         6/17/05         28,814,537
    26,000,000 Atlantis One Funding Corp. 2.996s
               (Netherlands)                         7/25/05         25,752,494
    30,000,000 Atlantis One Funding Corp. 2.518s
               (Netherlands)                         4/19/05         29,961,600
    53,613,000 Banco Bradesco S.A. (Calyon (LOC))
               2.658s (France)                       6/10/05         53,335,301
    12,900,000 Barclays U.S. Funding Corp.
               2.691s (United Kingdom)               5/4/05          12,867,836
    19,500,000 Commonwealth Bank of Australia
               2.778s (Australia)                    7/12/05         19,346,957
    35,000,000 Credit Suisse First Boston (USA),
               Inc. 2.595s (Switzerland)             4/18/05         34,956,367
    21,000,000 Danske Corp. 2.991s (Denmark)         8/22/05         20,752,670
    30,000,000 Danske Corp. 2.93s (Denmark)          8/8/05          29,687,175
    30,000,000 Danske Corp. 2.895s (Denmark)         5/23/05         29,875,200
    30,000,000 Depfa Bank PLC 2.697s (Ireland)       4/12/05         29,975,342
    50,000,000 Dexia Delaware, LLC 2.689s (Belgium)  5/12/05         49,845,567
    30,800,000 Dexia Delaware, LLC 2.645s (Belgium)  4/22/05         30,751,759
    15,000,000 Fortis Funding, LLC 3.059s (Belgium)  8/25/05         14,815,675
    17,000,000 Fortis Funding, LLC 2.743s (Belgium)  5/4/05          16,957,458
    10,000,000 Greenwich Capital Holdings, Inc.
               FRN, 2.81s (United Kingdom)           6/27/05         10,000,000
    20,000,000 Greenwich Capital Holdings, Inc.
               FRN, 2.71s (United Kingdom)           4/8/05          20,000,000
    30,000,000 HBOS Treasury Services PLC 2.901s
               (United Kingdom)                      6/8/05          29,836,800
    30,000,000 HSBC Bank Canada 3.033s (United
               Kingdom)                              6/30/05         29,774,250
    23,000,000 ING America Insurance Holdings
               2.962s (Netherlands)                  6/14/05         22,861,003
    18,491,000 ING America Insurance Holdings
               2.624s (Netherlands)                  4/26/05         18,456,843
    15,000,000 ING America Insurance Holdings
               2.477s (Netherlands)                  4/18/05         14,982,150
    20,000,000 ING America Insurance Holdings
               2.401s (Netherlands)                  4/7/05          19,991,800
    23,000,000 Spintab AB 3.258s (Sweden)            9/22/05         22,643,711
    22,000,000 Spintab AB 3.025s (Sweden)            8/18/05         21,745,167
    29,000,000 Spintab AB 2.72s (Sweden)             5/16/05         28,900,675
    30,000,000 Spintab AB 2.672s (Sweden)            5/6/05          29,921,250
    69,000,000 Tulip Funding Corp. 2.676s
               (Netherlands)                         4/1/05          69,000,000
    25,000,000 Tulip Funding Corp. 2.613s
               (Netherlands)                         4/25/05         24,955,833
    17,000,000 WestLB AG 2.763s (Germany)            5/3/05          16,959,093
    27,000,000 WestLB AG 2.651s (Germany)            5/3/05          26,935,031
    35,000,000 WestLB AG 2.485s (Germany)            4/5/05          34,990,083
     3,050,000 Westpac Capital Corp. 2.773s
               (Australia)                           4/18/05          3,045,938
    35,000,000 Westpac Trust Securities NZ, Ltd.
               2.616s (Australia)                    4/28/05         34,930,438
                                                                 --------------
                                                                    917,638,966
                                                                 --------------
               Total Commercial paper
               (cost $2,280,668,313)                             $2,280,668,313

Certificates of deposit (14.2%) (a)                  Maturity
Principal amount                                     date                 Value

Domestic (1.2%)
-------------------------------------------------------------------------------
   $40,000,000 Chase Manhattan Bank (USA) FRN,
               Ser. CD, 2.721s                       5/11/05        $40,000,000

Foreign (13.0%)
-------------------------------------------------------------------------------
    50,000,000 Abbey National Treasury Services
               FRN, Ser. YCD1, 2.808s (United
               Kingdom)                              5/26/05         49,993,280
    15,000,000 BNP Paribas Ser. ECD, 2.615s
               (France)                              5/9/05          14,998,426
    20,000,000 BNP Paribas Ser. ECD, 2.58s (France)  4/13/05         20,000,033
    25,000,000 Canadian Imperial Bank of Commerce
               FRN, Ser. YCD, 2.695s (Canada)        6/8/05          24,996,000
    25,000,000 Canadian Imperial Bank of Commerce
               FRN, Ser. YCD1, 2.8s (Canada)         4/29/05         25,000,049
    50,000,000 Canadian Imperial Bank of Commerce
               FRN, Ser. YCD1, 2.79s (Canada)        5/31/05         49,997,709
    30,000,000 Credit Agricole SA FRN, Ser. YCD,
               2.696s (France)                       6/13/05         29,991,876
    25,000,000 Fortis Bank N.Y. FRN, Ser. YCD,
               2.793s (Belgium)                      5/25/05         24,996,937
    25,000,000 Fortis Bank N.Y. Ser. YCD, 3.22s
               (Belgium)                             9/16/05         25,000,000
     9,000,000 Fortis Bank N.Y. Ser. YCD, 2.54s
               (Belgium)                             5/27/05          8,995,432
    12,000,000 Landesbank Hessen Thuringen
               Ser. ECD,  2.61s (Germany)            5/3/05          12,000,106
    40,000,000 Lloyds TSB Bank PLC FRN, Ser. YCD,
               2 3/4s (United Kingdom)               9/30/05         39,975,800
    26,000,000 Royal Bank of Scotland PLC FRN,
               Ser. YCD, 2.775s (United Kingdom)     6/20/05         25,991,550
    20,000,000 Societe Generale FRN, Ser. YCD,
               2.73s (France)                        6/14/05         19,998,784
    22,000,000 Societe Generale Ser. ECD, 3.055s
               (France)                              9/20/05         21,984,310
    20,000,000 Societe Generale Ser. ECD, 2.72s
               (France)                              5/9/05          20,000,000
     8,000,000 Societe Generale Ser. ECD, 2.52s
               (France)                              4/18/05          7,999,960
                                                                 --------------
                                                                    421,920,252
                                                                 --------------
               Total Certificates of deposit
               (cost $461,920,252)                                 $461,920,252

Promissory notes (3.6%) (a)                          Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $20,000,000 Goldman Sachs Group, Inc. (The)
               3.04s (acquired 2/15/05, cost
               $20,000,000) (RES)                    8/15/05        $20,000,000
    25,000,000 Goldman Sachs Group, Inc. (The)
               2.98s (acquired 2/4/05, cost
               $25,000,000) (RES)                    8/4/05          25,000,000
    28,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.87s (acquired 11/18/04, cost
               $28,000,000) (RES)                    5/19/05         28,000,000
    15,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.87s (acquired 10/20/04, cost
               $15,000,000) (RES)                    4/18/05         15,000,000
    30,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.84s (acquired 3/15/05, cost
               $30,000,000) (RES)                    9/12/05         30,000,000
                                                                 --------------
               Total Promissory notes
               (cost $118,000,000)                                 $118,000,000

U.S. government agency obligations (3.3%) (a)        Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $25,000,000 Fannie Mae FRN 2.82s                  9/6/05         $24,980,525
    25,000,000 Fannie Mae FRN 2.626s                 9/7/06          24,972,409
    23,000,000 Federal Farm Credit Bank FRB 2.76s    7/20/06         22,991,352
    35,000,000 Federal National Mortgage
               Association 2.06s                     4/15/05         34,971,417
                                                                 --------------
               Total U.S. government agency
               obligations  (cost $107,915,703)                    $107,915,703

Corporate bonds and notes (3.1%) (a)                 Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $15,100,000 Bank of America Corp. sr. notes FRN,
               Ser. H, 3.14s                         8/26/05        $15,117,692
    18,000,000 Bank of New York Co., Inc. (The) sr.
               unsec. FRN Ser. XMTN, 2.74s           4/4/06          18,000,000
    10,000,000 Morgan Stanley Group, Inc. sr. notes
               FRN 3.37s                             3/27/06         10,029,979
    35,000,000 National City Bank FRN, Ser. BKNT,
               2.78s                                 6/23/05         34,997,597
    22,000,000 U.S. Bank N.A. FRN, Ser. BKNT, 2.95s  12/5/05         22,005,891
                                                                 --------------
               Total Corporate bonds and notes
                (cost $100,151,159)                                $100,151,159

Asset backed securities (0.9%) (a) (cost
$28,912,105)                                         Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $28,912,105 TIAA Real Estate CDO, Ltd. 144A FRN,
               Ser. 03-1A, Class A1MM, 2.88s
               (Cayman Islands)                      9/28/05        $28,912,105

Short-term investments (5.2%) (a) (cost $169,088,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $169,088,000 Interest in $640,000,000 joint
               tri-party repurchase  agreement
               dated March 31, 2005 with Bank of
               America  Securities, LLC due April
               1, 2005 with respect to various
               U.S. Government obligations --
               maturity value of  $169,101,527 for
               an effective yield of 2.88%
               (collateralized  by Freddie Mac and
               Fannie Mae with yields ranging from
               5.50% to 5.60% and due dates
               ranging from December 1,  2018 to
               February 1, 2035, valued at
               $652,800,000)                                       $169,088,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,266,655,532)                             $3,266,655,532
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,260,110,431.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2005 was $118,000,000 or 3.6% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at March 31, 2005.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2005: (as a percentage of Portfolio Value)

               Australia                                       1.8%
               Belgium                                         5.2
               Canada                                          3.1
               Cayman Islands                                  0.9
               Denmark                                         2.4
               France                                          5.8
               Germany                                         2.8
               Ireland                                         0.9
               Netherlands                                     8.1
               Sweden                                          3.1
               Switzerland                                     1.1
               United Kingdom                                  6.7
               United States                                  58.1
                                                          --------
               Total                                         100.0%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)          $3,266,655,532
-------------------------------------------------------------------------------
Cash                                                                   89,905
-------------------------------------------------------------------------------
Interest and other receivables                                      1,636,276
-------------------------------------------------------------------------------
Unamortized offering costs (Note 1)                                     7,443
-------------------------------------------------------------------------------
Total assets                                                    3,268,389,156

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               7,292,788
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          870,362
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             30,180
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 15,629
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,808
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                      2
-------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                     4,720
-------------------------------------------------------------------------------
Other accrued expenses                                                 61,236
-------------------------------------------------------------------------------
Total liabilities                                                   8,278,725
-------------------------------------------------------------------------------
Net assets                                                     $3,260,110,431

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 4)         $3,260,208,383
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (85,069)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                 (12,883)
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,260,110,431

Computation of net asset value and offering price *
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class I share ($1,015 divided by 1,015 shares)                          $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class S share ($1,014 divided by 1,014 shares)                          $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class A share ($1,013 divided by 1,013 shares)                          $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,011 divided by 1,011 shares)                          $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class P share ($3,260,106,378 divided by 3,260,204,330
shares)                                                                 $1.00
-------------------------------------------------------------------------------

* Offered at net asset value.

  The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Interest income:                                                  $38,935,901
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,320,740
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      175,023
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                 5,879
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             30,708
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       55,793
-------------------------------------------------------------------------------
Distribution fees -- Class S (Note 2)                                       1
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                      --**
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Amortization of offering costs (Note 1)                                38,699
-------------------------------------------------------------------------------
Other                                                                 119,062
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     2,772
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (2,772)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                     (1,634,972)
-------------------------------------------------------------------------------
Total expenses                                                      3,110,936
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (5,364)
-------------------------------------------------------------------------------
Net expenses                                                        3,105,572
-------------------------------------------------------------------------------
Net investment income                                              35,830,329
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                       (8,236)
-------------------------------------------------------------------------------
Net loss on investments                                                (8,236)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $35,822,093
-------------------------------------------------------------------------------

** Amount represents less than one rounded dollar.

   The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                               For the period
                                                                  May 6, 2004
                                                                (commencement
                                            Six months ended   of operations)
                                                    March 31  to September 30
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $35,830,329      $15,115,210
-------------------------------------------------------------------------------
Net realized loss on investments                      (8,236)          (4,647)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        35,822,093       15,110,563
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class I                                                  (10)              (5)
-------------------------------------------------------------------------------
Class S                                                  (10)              (4)
-------------------------------------------------------------------------------
Class A                                                   (9)              (4)
-------------------------------------------------------------------------------
Class R                                                   (8)              (3)
-------------------------------------------------------------------------------
Class P                                          (35,920,008)     (15,110,547)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (424,456,836)   3,684,661,219
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (424,554,788)   3,684,661,219

Net assets
-------------------------------------------------------------------------------
Beginning of period (Note 5)                   3,684,665,219            4,000
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $85,069
and undistributed net investment income of
$4,647, respectively)                         $3,260,110,431   $3,684,665,219
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS I
-----------------------------------------------------------------------------------
                                                                       For the
                                                     Six months        period
                                                        ended          May 6,
                                                       March 31       2004+ to
Per-share                                            (Unaudited)    September 30
operating performance                                    2005            2004
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $1.00           $1.00
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (a)                               .0103           .0048
-----------------------------------------------------------------------------------
Net realized loss on investments                           -- (d)          -- (d)
-----------------------------------------------------------------------------------
Total from
investment operations                                   .0103           .0048
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                                      (.0103)         (.0048)
-----------------------------------------------------------------------------------
Total distributions                                    (.0103)         (.0048)
-----------------------------------------------------------------------------------
Net asset value,
end of period                                           $1.00           $1.00
-----------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                1.04*            .48*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $1              $1
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                              .09*            .08*
-----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                             1.03*            .48*
-----------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.05% and
    0.05%, respectively, of average net assets for class I shares (Note 2).

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS S
-----------------------------------------------------------------------------------
                                                                       For the
                                                     Six months        period
                                                        ended          May 6,
                                                       March 31       2004+ to
Per-share                                            (Unaudited)    September 30
operating performance                                    2005            2004
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $1.00           $1.00
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (a)                               .0098           .0044
-----------------------------------------------------------------------------------
Net realized loss on investments                           -- (d)          -- (d)
-----------------------------------------------------------------------------------
Total from
investment operations                                   .0098           .0044
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                                      (.0098)         (.0044)
-----------------------------------------------------------------------------------
Total distributions                                    (.0098)         (.0044)
-----------------------------------------------------------------------------------
Net asset value,
end of period                                           $1.00           $1.00
-----------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                 .99*            .44*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $1              $1
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                              .14*            .12*
-----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                              .98*            .44*
-----------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.05%, respectively, of average net assets for class S shares
    (Note 2).

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------
                                                                       For the
                                                     Six months        period
                                                        ended          May 6,
                                                       March 31       2004+ to
Per-share                                            (Unaudited)    September 30
operating performance                                    2005            2004
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $1.00           $1.00
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (a)                               .0091           .0038
-----------------------------------------------------------------------------------
Net realized loss on investments                           -- (d)          -- (d)
-----------------------------------------------------------------------------------
Total from
investment operations                                   .0091           .0038
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                                      (.0091)         (.0038)
-----------------------------------------------------------------------------------
Total distributions                                    (.0091)         (.0038)
-----------------------------------------------------------------------------------
Net asset value,
end of period                                           $1.00           $1.00
-----------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                 .91*            .38*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $1              $1
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                              .21*            .18*
-----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                              .91*            .38*
-----------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.05%, respectively, of average net assets for class A shares (Note 2).

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------
                                                                       For the
                                                     Six months        period
                                                        ended          May 6,
                                                       March 31       2004+ to
Per-share                                            (Unaudited)    September 30
operating performance                                    2005            2004
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $1.00           $1.00
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (a)                               .0079           .0027
-----------------------------------------------------------------------------------
Net realized loss on investments                           -- (d)          -- (d)
-----------------------------------------------------------------------------------
Total from
investment operations                                   .0079           .0027
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                                      (.0079)         (.0027)
-----------------------------------------------------------------------------------
Total distributions                                    (.0079)         (.0027)
-----------------------------------------------------------------------------------
Net asset value,
end of period                                           $1.00           $1.00
-----------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                 .79*            .27*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                             $1              $1
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                              .34*            .28*
-----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                              .78*            .28*
-----------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.05%, respectively, of average net assets for class R shares (Note 2).

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS P
-----------------------------------------------------------------------------------
                                                                       For the
                                                     Six months        period
                                                        ended          May 6,
                                                       March 31       2004+ to
Per-share                                            (Unaudited)    September 30
operating performance                                    2005            2004
-----------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $1.00           $1.00
-----------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------
Net investment income (a)                               .0103           .0048
-----------------------------------------------------------------------------------
Net realized loss on investments                           -- (d)          -- (d)
-----------------------------------------------------------------------------------
Total from
investment operations                                   .0103           .0048
-----------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------
From net
investment income                                      (.0103)         (.0048)
-----------------------------------------------------------------------------------
Total distributions                                    (.0103)         (.0048)
-----------------------------------------------------------------------------------
Net asset value,
end of period                                           $1.00           $1.00
-----------------------------------------------------------------------------------
Total return
at net asset value (%)(b)                                1.04*            .48*
-----------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $3,260,106      $3,684,661
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(c)                              .09*            .08*
-----------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(a)                             1.03*            .49*
-----------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.05% and 0.05%, respectively, of average net assets for class P shares (Note 2).

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Prime Money Market Fund (the "fund") is a series of Putnam Funds Trust (the "trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term obligations.

The fund offers class I, class S, class A, class R and class P shares. Each class of shares is sold at net asset value without a front-end or deferred sales charge. The expenses for class I, class S, class A, class R and class P shares may differ based on each class' distribution fee, which is identified in Note 2. Class P shares are only available to other Putnam mutual funds.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the fund had a capital loss carryover of $4,647 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2012.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Offering costs The offering costs of $77,611 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.20% of the average net assets of the fund. The fund also compensates Putnam Management monthly for administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.05% of the average net assets of the fund and totaled $864,148 for the period ended March 31, 2005. These amounts are included in Compensation of Manager in the statement of operations.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) to an annual rate as low as 0.15% of the fund's average net assets and in any event, to an annual rate no greater than 0.20% of the fund's average net assets. For the period ended March 31, 2005, Putnam Management waived $1,634,972 of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $2,772 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $180,902 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $5,364 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,369, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class S, class A and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.25%, 0.35% and 1.00% of the average net assets attributable to class S, class A and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.25% and 0.50% of the average net assets attributable to class S, class A and class R shares, respectively.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $14,941,069,027 and $15,446,839,161, respectively.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per shares were as follows:

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class I
----------------------------------------------------------------
Shares sold                                                   --
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              15
----------------------------------------------------------------
                                                              15
Shares repurchased                                            --
----------------------------------------------------------------
Net increase                                                  15
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class S
----------------------------------------------------------------
Shares sold                                                   --
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              14
----------------------------------------------------------------
                                                              14
Shares repurchased                                            --
----------------------------------------------------------------
Net increase                                                  14
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Shares sold                                                   --
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              13
----------------------------------------------------------------
                                                              13
Shares repurchased                                            --
----------------------------------------------------------------
Net increase                                                  13
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Shares sold                                                   --
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              11
----------------------------------------------------------------
                                                              11
Shares repurchased                                            --
----------------------------------------------------------------
Net increase                                                  11
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class P
----------------------------------------------------------------
Shares sold                                       12,849,367,976
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              --
----------------------------------------------------------------
                                                  12,849,367,976
Shares repurchased                               (13,273,824,865)
----------------------------------------------------------------
Net decrease                                        (424,456,889)
----------------------------------------------------------------

                                      For the period May 6, 2004
                                    (commencement of operations)
                                           to September 30, 2004
----------------------------------------------------------------
Class P
----------------------------------------------------------------
Shares sold                                       16,069,785,021
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                              --
----------------------------------------------------------------
                                                  16,069,785,021
Shares repurchased                               (12,385,123,802)
----------------------------------------------------------------
Net increase                                       3,684,661,219
----------------------------------------------------------------

At March 31, 2005, Putnam, LLC owned the following class shares:

                                      Percent of
                     Shares           Ownership         Value
----------------------------------------------------------------
Class I              1,015              100%            $1,015
Class S              1,014              100%            $1,014
Class A              1,013              100%            $1,013
Class R              1,011              100%            $1,011
----------------------------------------------------------------

At March 31, 2005, other Putnam mutual funds, and not Putnam, LLC, owned 3,260,204,330 class P shares of the fund (100% of class P shares outstanding), valued at $3,260,106,378.

Note 5
Initial capitalization and
offering of shares

The following were established as series of the trust on May 6, 2004. Prior to May 6, 2004, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and issuance of shares:

                                      Capital           Shares
                                   contribution         issued
----------------------------------------------------------------
Class I                               $1,000             1,000
Class S                               $1,000             1,000
Class A                               $1,000             1,000
Class R                               $1,000             1,000
----------------------------------------------------------------

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of November 11, 2004
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the trust and of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected with all funds of the trust voting together as a single class, as follows:


                                     Votes               Votes
                                      For               Withheld
-----------------------------------------------------------------
Jameson A. Baxter                2,821,702,713         1,804,084
Charles B. Curtis                2,821,685,965         1,820,832
Myra R. Drucker                  2,821,795,973         1,710,824
Charles E. Haldeman, Jr.         2,821,791,277         1,715,520
John A. Hill                     2,821,712,751         1,794,046
Ronald J. Jackson                2,821,725,213         1,781,584
Paul L. Joskow                   2,821,743,946         1,762,851
Elizabeth T. Kennan              2,821,709,111         1,797,686
John H. Mullin, III              2,821,728,716         1,778,081
Robert E. Patterson              2,821,746,869         1,759,928
George Putnam, III               2,821,717,761         1,789,036
A.J.C. Smith*                    2,821,699,481         1,807,316
W. Thomas Stephens               2,821,743,102         1,763,695
Richard B. Worley                2,821,828,187         1,678,610

A proposal to amend the trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was approved with all funds of the trust voting together as a single class, as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                     2,810,676,404     1,548,589       11,281,804

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                     2,778,377,354            --               --

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully befor

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady [REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Prime Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA093-224077  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Prime Money Market Fund
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class P shareholders with a performance overview specific to their holdings. Class P shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class P shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class I, S, A and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for period ended 3/31/05

                                                                        NAV

6 months                                                               1.04%
Life of fund cumulative return (since inception, 5/6/04)               1.52

Current return (end of period)

7-day yield (with expense limitations)                                 2.61%
7-day yield (without expense limitations)                              2.52%
30-day yield (with expense limitations)                                2.53%
30-day yield (without expense limitations)                             2.44%

Share value:                                                            NAV

9/30/04                                                               $1.00
3/31/05                                                               $1.00

----------------------------------------------------------------------------

Distributions:         No.      Income         Capital gains           Total
                        6      $0.010349             --            $0.010349
----------------------------------------------------------------------------

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

Data represents past performance, and past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or loss when you sell your shares. For the most recent month-end performance please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge or contingent deferred sales charge. Yield more closely reflects current performance than total return. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

During the period, the fund limited expenses, without which returns and yields would have been lower.

Please see pages 10 and 11 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                     Class P

Expenses paid per $1,000*              $0.90
Ending value (after expenses)      $1,010.40
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05

                                     Class P

Expenses paid per $1,000*              $0.91
Ending value (after expenses)      $1,024.03
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                         0.18%
Average annualized expense ratio for Lipper peer group+      0.37%

+ For class P shares, Putnam has adjusted the Lipper total expense average to reflect that class P shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005